UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12424 Wilshire Blvd, Ste 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 5, 2025, BioSig Technologies, Inc. (“BioSig” or the “Company”) entered into a Letter of Intent (“LOI”) proposing a merger transaction between the Company and Streamex Exchange Corporation (“Streamex”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Form 8-K.

The LOI summarizes the principal terms relating to a proposed merger or other business combination (the “Merger”), pursuant to which Streamex, a Vancouver, British Columbia, Canada corporation, will undertake a merger with BioSig, a Delaware corporation listed on The Nasdaq Stock Market (“Nasdaq”).

Immediately after the Merger, the current stockholders of Streamex will own approximately 19.9% of the outstanding Common Stock of the Company and a number of shares of Convertible Preferred Stock (“Preferred Stock”), the terms of which are such that after taking into account the conversion of the Preferred Stock, the former stockholders of Streamex will own approximately 75% of the outstanding Common Stock of the Company, with the Company’s current shareholders owning the remaining equity of the Company.

The consummation of the Merger is subject to completion of due diligence to all parties’ satisfaction, and the completion of definitive documentation to close these transactions that is mutually satisfactory to all parties, as well as any required regulatory or listing approval by the Securities and Exchange Commission and Nasdaq.

On May 5, 2025, the Company issued a press release announcing the proposed Merger transaction, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter of Intent, dated May 5, 2025
99.2	Press Release, dated May 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: May 5, 2025	By:	/s/ Anthony Amato
	Name:	Anthony Amato
	Title:	Chief Executive Officer